EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. 1350

(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Annual Report of Aurora Technology Acquisition Corp. (the “Company”) on Form 10-K for the period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Zachary Wang, Chief Executive Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 18, 2023

By:	/s/ Zachary Wang
	Name:	Zachary Wang
	Title:	Chief Executive Officer and Chairman
(Principal Executive Officer)